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                      VAN KAMPEN SENIOR FLOATING RATE FUND
                     SUPPLEMENT DATED APRIL 24, 2003 TO THE
                       PROSPECTUS DATED NOVEMBER 27, 2002

    The Prospectus is hereby supplemented as follows:

    The Board of Trustees for the Van Kampen Senior Floating Rate Fund ("Senior Floating Rate") has approved a proposed reorganization of Senior Floating Rate into the Van Kampen Prime Rate Income Trust ("Prime Rate"). Shareholders of Senior Floating Rate will receive a proxy that will enable them to vote on the proposed reorganization. The proposed reorganization will be presented to shareholders of Senior Floating Rate for approval at a special meeting of shareholders. If shareholders of Senior Floating Rate approve the reorganization, Prime Rate will redesignate its existing shares as Class B Shares and create a new class of shares designated as Class C Shares. Prime Rate will then transfer the newly created Class C Shares to Senior Floating Rate in exchange for all of the assets and liabilities of Senior Floating Rate. Senior Floating Rate will then distribute to its shareholders the Class C Shares received in the reorganization and will dissolve itself. The combined fund will be managed in accordance with the investment objective and policies of Prime Rate.

    Senior Floating Rate will be closed for purchases by new investors at the close of business on June 5, 2003.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                   SFR SPT 04/03
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                                                                        65024SPT